Investor Presentation November 2017

Forward Looking Statements Certain statements in this presentation are forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact including words such as “look”, "will", “anticipate”, “believe”, “estimate”, “expect”, "forecast", “consider” and “plan” and statements in the future tense are forward looking statements. The statements in this presentation that could be deemed forward‐looking statements include statements regarding our expectations for our financial results for the second fiscal quarter of 2018 and full fiscal year 2018 and statements regarding expectations related to our cash position, expenses, days sales outstanding in accounts receivable, number of distributors and resellers, shipments, the roll‐out of our consumer retail channel, introduction of new consumer products, gross margin, research and development, sales, general and administrative expenses, tax rates, inventory turns, growth opportunities and rates, demand and long term global environment for our products, our markets and market share for our products, new products, and financial performance estimates including revenues, GAAP diluted EPS and non‐GAAP diluted EPS for the Company’s second fiscal quarter of 2018 and full fiscal year 2018, and any statements or assumptions underlying any of the foregoing. Forward‐looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not limited to, fluctuations in our operating results; varying demand for our products due to the financial and operating condition of our distributors and their customers, and distributors' inventory management practices; political and economic conditions and volatility affecting the stability of business environments, economic growth, currency values, commodity prices and other factors that may influence the ultimate demand for our products in particular geographies or globally; impact of counterfeiting and our ability to contain such impact; our reliance on a limited number of distributors; inability of our contract manufacturers and suppliers to meet our demand; our dependence on Qualcomm Atheros for chipsets without a short‐term alternative; as we move into new markets competition from certain of our current or potential competitors who may be more established in such markets; our ability to keep pace with technological and market developments; success and timing of new product introductions by us and the performance of our products generally; our ability to effectively manage the significant increase in our transactional sales volumes; we may become subject to warranty claims, product liability and product recalls; that a substantial majority of our sales are into countries outside the United States and we are subject to numerous U.S. export control and economic sanctions laws; costs related to responding to government inquiries related to regulatory compliance; our reliance on the Ubiquiti Community; our reliance on certain key members of our management team, including our founder and chief executive officer, Robert J. Pera; adverse tax‐related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; whether the final determination of our income tax liability may be materially different from our income tax provisions; the impact of any intellectual property litigation and claims for indemnification; litigation related to U.S. Securities laws; and economic and political conditions in the United States and abroad. We discuss these risks in greater detail under the heading “Risk Factors” and elsewhere in our Annual Report on Form 10‐K for the year ended June 30, 2017, and subsequent filings filed with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC's website at www.sec.gov. Copies may also be obtained by contacting the Ubiquiti Networks Investor Relations Department, by email at IR@ubnt.com or by visiting the Investor Relations section of the Ubiquiti Networks website, http://ir.ubnt.com. Given these uncertainties, you should not place undue reliance on these forward‐looking statements. Also, forward‐looking statements represent our management's beliefs and assumptions only as of the date made. Except as required by law, Ubiquiti Networks undertakes no obligation to update information contained herein. You should review our SEC filings carefully and with the understanding that our actual future results may be materially different from what we expect. 2Copyright © Ubiquiti Networks, Inc. 2017

A Different Kind of Networking Technology Company With a Successful, Disruptive Business Model 1. Diluted EPS for the fiscal year ending June 30, 2013 of $0.89 through the fiscal year ending June 30, 2017 of $3.09 3 Underserved &  Underpenetrated Innovative, high  performance,  easily deployable Up to 80% lower cost than  competitors 37% CAGR Global Markets Targeted Products Disruptive Pricing EPS Growth 2013‐20171 Copyright © Ubiquiti Networks, Inc. 2017

T H E   U B I Q U I T I   S T O R Y Disruptive Business Model. Delivering High Performance 4 A high performance company Disruptive business model Two growth segments Long growth runway Copyright © Ubiquiti Networks, Inc. 2017

A T   A   G L A N C E Two Segments. Strong Global Footprint Year Ending June 30, 2017 5 Revenue Breakdown $865M Key Metrics (Consolidated) By Product Mix By Geography >200 >100 62% ~60% $485M2 Countries & territories Distributors Sales outside N. America Employees in R&D ~$5B Stock repurchases Market cap 1. Enterprise segment includes Consumer Technology.   2. For the period July 1, 2014 through October 6, 2017.   Enterprise1 47% 53% Service Provider 11% 39% 12% 38% Asia Pacific EMEA North America South America Copyright © Ubiquiti Networks, Inc. 2017

Global Exposure to Rapidly Growing Markets • 62% of Ubiquiti’s revenue from outside N. America.   • Serving fast growing and underserved & underpenetrated markets 6 Revenue Breakdown by Region ‐ Fiscal 2017 38% N. America 12% S. America 39% EMEA 11% Asia Pacific Copyright © Ubiquiti Networks, Inc. 2017

A Company on the Move 7 2005 ‐ 2011 2011 ‐ 2016 2017+ • Built disruptive  business model – targeted initial  market  • Expanded into  adjacent markets – leveraged low  operating cost model • Long growth  runway – multiple  opportunities Copyright © Ubiquiti Networks, Inc. 2017

• Targeted and transformed wireless broadband in underserved markets • Superior product at disruptive price • Shipped 45+ million airMAX® units to ~60 countries (life‐to‐date) Success in Initial Target Market Demonstrated  Power of Our Business Model 8 Built $2B airMAX® business Copyright © Ubiquiti Networks, Inc. 2017

Expanded into Adjacent Markets that Leveraged Core Expertise

Ubiquiti Platform	Target Market	Total Addressable Market[1]
UniFi	• Enterprise Wi-Fi (AP, Switches, Routers)	$30B
UniFi Video	• Video Surveillance	$ 5B
AmpliFi	• Consumer Home Wi-Fi	$4B
EdgeMax	• Carrier Routing and Switching	$ 4B
airFiber	• Wireless Backhaul	$ 4B
Total		**$47B**






1. Sources include Gartner Enterprise WLAN Network Revenue estimated global sales calendar 2016 and IDC estimates for Enterprise Wi-Fi and Consumer Wi-Fi (Worldwide Enterprise Networking Infrastructure 2017 Report)

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Enterprise Technology Broadband Utilization Ubiquiti Networks Provides an Integrated  End‐to‐End Solution 10 Service Provider Technology “Last Mile” Solutions Consumer  Technology Wi‐Fi Mesh Home Wi‐Fi Mesh Systems Wireless Backhaul Edge Routing Point‐to‐ Multipoint Copyright © Ubiquiti Networks, Inc. 2017 IP Video  Surveillance Advanced Switching Routing and Security ControllerWLAN

Successful Revenue Growth in Targeted Markets 11 FY '13 FY '14 FY '15 FY '16 FY '17 $865M $321M $573M $596M $666M 28% CAGR Enterprise Segment Service Provider Segment Copyright © Ubiquiti Networks, Inc. 2017

Results: An Unusual Combination – Disruptive Model + Highly Profitable 12 $321M $865M 2013 2017 Fiscal Period Revenues ($M) EPS1 ($) $0.89 $3.09 2013 2017 Fiscal Period $152M $348M 2013 2017 Fiscal Period Net Cash ($M) 2.7X 3.5X 2.3X 1. Diluted Copyright © Ubiquiti Networks, Inc. 2017

T H E   U B I Q U I T I   S T O R Y Disruptive Business Model. Delivering High Performance 13 A high performance company Disruptive business model Two growth segments Long growth runway Copyright © Ubiquiti Networks, Inc. 2017

A Disruptive Business Model 14 1. Target underserved  and underpenetrated markets  2.  Deliver innovative, high  performance products 3. Low cost operations  and new product       development 4.  Disruptive pricing 5.  Unmatched financial profile The Ubiquiti Community Copyright © Ubiquiti Networks, Inc. 2017

A T   T H E   C E N T E R The Ubiquiti Community – A Core Competitive Advantage 15 3M 230K 11M Registered user visits Private message views All user visits1 Calendar Year 2016 Key Metrics  FORUMS 1.3million posts2 STORIES 1,400 posts2 25 8 39 2 173K New registered  users 1. Includes anonymous and registered users. 2. Cumulative as of December 31, 2016. Copyright © Ubiquiti Networks, Inc. 2017

A T   T H E   C E N T E R Advantages of Ubiquiti Community 16 Highly engaged and loyal evangelists Drives market awareness, avoids the cost of a direct sales force Real‐time feedback to R&D teams  faster, lower cost  product development Scalable and self‐sustaining Copyright © Ubiquiti Networks, Inc. 2017

B U S I N E S S   M O D E L   # 1 1. Target Underserved Markets 17 Characteristics of Targeted Markets Enterprise – UniFi AP,  Switches, Cameras… Consumer AmpliFi Market Examples Underserved by traditional players Need for high performance, easy to  install and maintain products Price sensitive Good growth potential Fixed Wireless airMAX Copyright © Ubiquiti Networks, Inc. 2017

B U S I N E S S   M O D E L   # 1 1. Target Underserved Markets 18 Service Provider – Examples Enterprise Solutions – Examples • Small, medium & large businesses in  need of high performance, price sensitive  solutions • Hospitality, manufacturing, retail,  education & many other verticals • The connected home Copyright © Ubiquiti Networks, Inc. 2017 • Emerging markets “unconnected” and  developed markets  “under‐connected” or price sensitive • New products (UFiber) to allow WISP's to  compete with traditional ISP's

B U S I N E S S   M O D E L   # 2 2. Develop Innovative, High Performance Products • High performance − include proprietary components, protocols and processes − latest technologies • Intellectual property1 − 53 patents in U.S., 34 in foreign countries, over 100 pending • “Last entrant” advantage − designed from blank sheet of paper − focus on most valuable features, avoid fringe features 19Copyright © Ubiquiti Networks, Inc. 20171. Source: The Company’s Form 10‐K filed for the period ending June 30, 2017

BUSINESS MODEL #3

3. Low Cost Operations

Avoids Cost of a Direct Sales Force

- Distributors, resellers and connection with Ubiquiti Community drive sales



+

Highly Productive R&D

- Hire elite engineers, lower cost countries (Eastern Europe & China)



+

Low Cost Manufacturing

- Contract manufacturing in China
- Low cost bill of material



Operating Expenses

12%

of sales vs. ~21-84% for sector[1]

1. Source Bloomberg data for LTM period at November 7, 2017. Companies in the sector include: Arista, Arris, A10, Avigilon, Brocade, CalAmp, Cisco, Fortinet, HPE, Infinera, Juniper, Netgear, Palo Alto Networks and MSI

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B U S I N E S S   M O D E L   # 4 4. Deliver Products at Industry Leading / Disruptive Prices 21Note:  Graph is for illustrative purposes only.   Performance Price $300 $600 $900 $1,200 $1,500 UAP AC HD Vendor R Vendor A Vendor C $0 $1,800 Low High In February 2017, the Company launched UniFi AC HD, the highest  performance access point in the industry at the best value  Copyright © Ubiquiti Networks, Inc. 2017

BUSINESS MODEL #5

5. Financial Profile of a Disruptive Player

Mid-range Gross Margin
(Disruptive Pricing)


24%-77%
52%
45%
Sector Avg
UBIQUITI NETWORKS

Leanest OpEx to Sales


21%-84%
44%
12%
Sector Avg
UBIQUITI NETWORKS

2nd Highest Sales per Employee


$1.3M
$0.3-$1.4M
$0.6
Sector Avg
UBIQUITI NETWORKS

Highest 3-YR Operating Income Margin


32%
-15%-24%
8%
Sector Avg
UBIQUITI NETWORKS

Note: The LTM and 3 year data was data sourced from Bloomberg on November 7, 2017. Sector companies include: Arista, Arris, A10, Avigilon, Brocade, CalAmp, Cisco, Fortinet, HPE, Infinera, Juniper, Netgear , Motorola Solutions & Palo Alto Networks

Copyright © Ubiquiti Networks, Inc. 2017

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T H E   U B I Q U I T I   S T O R Y Disruptive Business Model. Delivering High Performance 23 A high performance company Disruptive business model Two growth segments Long growth runway Copyright © Ubiquiti Networks, Inc. 2017

Two Growth Segments 24 Long Term Sustainable Growth Disruptive Business Model Service Provider Solutions • $455M 2017 revenues • 53% of total Enterprise Solutions • $410M 2017 revenues  • 47% of total Copyright © Ubiquiti Networks, Inc. 2017

S E R V I C E   P R O V I D E R Service Provider Solutions – Consistent and Steady Growth 25 Profile Revenues $418M $418M $455M 2015 2016 2017 Fiscal Year 4% CAGR Q1F18 revenues of $120 million  consistent with Q1F17 Key products1: 1. airMAX AC GEN2 was launched in March 2017; UFiber launch occurred in July 2017; airFiber LTU is still in development Copyright © Ubiquiti Networks, Inc. 2017

SERVICE PROVIDER

Positioned in Large, Growing Market[1]

Note: Market size and growth here does not include GPON (new in F2018)

Market Size 2016


Total Market
(incl. WISP FWA subscription revenue)
$10B
Total
Addressable Market
$1.4B
UBIQUITI
NETWORKS
$0.4B

Market Growth 2016-2020

5-10%
annually



1. Source: IDC custom Fixed Wireless Access (FWA): Global and Regional Market Opportunity Analysis dated October 2013, and Management estimates. Total market includes FWA recurring service revenues

Copyright © Ubiquiti Networks, Inc. 2017

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SERVICE PROVIDER SOLUTIONS

Typical airMAX® Network Setup


airFiber® X Antenna
with airFiber X Radio
airFiber® X Antenna
with airFiber X Radio
Point-to-Point (PtP)
Backhaul Link
Internet Backbone
ISP Network
airPrism Antenna
with Rocket5ac
Prism Radios
PtMP (Point-to-MultiPoint)
airMAX AC Links
Corporate Buildings
Internet Cafe
Small Business

Copyright © Ubiquiti Networks, Inc. 2017
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Two Growth Segments 28 Long Term Sustainable Growth Disruptive Business Model Service Provider Solutions • $455M 2017 revenues • 53% of total Enterprise Solutions • $410M 2017 revenues • 47% of total Copyright © Ubiquiti Networks, Inc. 2017

E N T E R P R I S E   S O L U T I O N S Enterprise Solutions Continuing to Grow Rapidly 29 Key products1: Profile Revenues $178M $248M $410M 2015 2016 2017 Fiscal Year 52% CAGR Q1F18 revenues of $126 million Up 50% over Q1F17 HD 1. UniFi AC HD AP launched 3QF17; AmpliFi launched 2QF17 Copyright © Ubiquiti Networks, Inc. 2017

ENTERPRISE SOLUTIONS

Positioned in Large, Growing Market[1]

Note: Market size and growth here does not include Consumer Home Wi-Fi (launched in F2017)

Market Size 2016


Total Market
$35-$40B
Total
Addressable Market
$10-$15B
UBIQUITI
NETWORKS
$0.4B

Market Growth 2016-2020

10-15%
annually



1. Sources: Dell'Oro Group WLAN 5-Yr Forecast Report January 2017, Gartner study, August 2016 and International Data Corporation (IDC) Worldwide Quarterly WLAN Tracker

Copyright © Ubiquiti Networks, Inc. 2017
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E N T E R P R I S E   S O L U T I O N S Gaining Market Share in Wireless LAN Market1 31 $4.3B $4.9B 2014 2016 Global Market Ubiquiti Global Access  Point  Sales (Per Dell’Oro) $120M $208M 2014 2016 12% 16% 2014 2016 Global Unit Market Share UniFi Access Points (Per Dell’Oro) +13% +73% +34%  1. Data for Enterprise Wireless LAN Data Network segment source Dell’Oro February 2017 (Access Points only),  and Dell’Oro 2Q’17 vendor tables dated September 2017 Copyright © Ubiquiti Networks, Inc. 2017 2017 Market Share @ >17%

ENTERPRISE SOLUTIONS

Typical UniFi® Network Setup
Clients Want Convergence and Flexibility[1]


University / Industrial Campus
Corporate Buildings
UniFi Controller
Internet Cafe
Hotel
Dorm or Residence

Total network control on ONE screen

1. Controller Advantage: 2016 wired and wireless access LAN infrastructure customer reference survey by Gartner found that over 70% of clients prefer a single vendor to deploy their access layer solution

Copyright © Ubiquiti Networks, Inc. 2017

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T H E   U B I Q U I T I   S T O R Y Disruptive Business Model. Delivering High Performance 33 A high performance company Disruptive business model Two growth segments Long growth runway Copyright © Ubiquiti Networks, Inc. 2017

Continuing to Execute Consistent and Proven Strategy 34 Continue to deliver high performance products — at disruptive prices Leverage technologies / business model into adjacent markets Maintain / extend technology leadership Continue to grow powerful user community Continue to cross‐sell existing customers 1. 2. 3. 4. 5. Copyright © Ubiquiti Networks, Inc. 2017

35 1 Excel in core businesses 2 Build leadership in adjacent markets Fixed  Wireless  Broadband Enterprise WLAN Present /  Large / Growing Future /  Growth High  Performance airMAX ASIC Chip Consumer AmpliFi Video Surveillance Connected Home UniFi Family  Products A   C L O S E R   L O O K   A T   S T R A T E G Y   # 2 Continue to Innovate, Grow in Adjacent Markets Copyright © Ubiquiti Networks, Inc. 2017

OUTLOOK

Growth Drivers Next 2-3 Years

$1B-$1.15B in Revenue and $3.70-$4.30 Diluted EPS Fiscal 2018

Service Provider

- airMAX AC GEN2 upgrade cycle
- New UFiber GPON offering to enable WISP's to compete with traditional ISP's in developing markets
- Other new high ASP sophisticated products containing custom ASIC chips – game changing airFiber LTU – Launch TBD


airMAX ac

Sales CAGR Goal
5%-30%

Enterprise Solutions

- AC technology upgrade cycle – enterprise and consumer
- Strong Y-o-Y growth in UniFi Family
- Continued share gains, attracting larger businesses globally
- New launches at higher ASP's
- Consumer play including online and retail distribution



Sales CAGR Goal
30%-50%

Company Sales CAGR Goal
15%-40%

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Longer Term will Continue to Deliver  Industry‐Leading Financial Profile 37 As % of Revenues LTM Q1F18 Long Term Model Revenues 100% 100% Gross margin 45% 45% ‐ 50% R&D 8% 6% ‐ 8% SG&A 4% 3% ‐ 5% Operating margin 33% 30% ‐ 38% Net income margin 30% 25% ‐ 35% Copyright © Ubiquiti Networks, Inc. 20171. Actual results may vary from Long Term Model based on changes in underlying assumptions.

Current Valuation – Set to Improve as Margin  Sustainability and Growth Profile Understood 381. Prices and next 12 month analyst estimated EPS at November 7, 2017 sourced from Bloomberg.  Group average is 26x. 18x 30x High Growth Sector Average High Growth Sector Companies • Arista • Avigilon Forward (Next 12 Months) P/E Ratio1 • Fortinet • NetGear • Palo Alto  Networks Copyright © Ubiquiti Networks, Inc. 2017

S U M M A R Y Disruptive Business Model. Delivering High Performance 39 The Performance The Business Model The Products The Future • Proven, consistent performance   outgrowing the industry • Disruptive business model • Continually introducing disruptive  price / performance products • Long growth runway, sustainable  and defensible model Copyright © Ubiquiti Networks, Inc. 2017

INVESTOR RELATIONS CONTACT: Laura Kiernan SVP Investor Relations Ubiquiti Networks, Inc. Laura.Kiernan@UBNT.com Ph: 1‐914‐598‐7733 About Ubiquiti Networks Ubiquiti Networks, Inc. (NASDAQ: UBNT) currently focuses on 3 main technologies: high‐ capacity distributed Internet access, unified information technology, and next‐gen consumer electronics for home and personal use. The majority of the company’s resources consist of entrepreneurial and de‐centralized R&D teams. Ubiquiti does not employ a direct sales force, but instead drives brand awareness largely through the company’s user community where customers can interface directly with R&D, marketing, and support. With over 70 million devices shipped in over 200 countries and territories in the world, Ubiquiti aims to connect everyone to everything, everywhere. Ubiquiti was founded by former Apple engineer Robert Pera in 2005. More insight about the company management can be found at www.rjpblog.com. Ubiquiti, Ubiquiti Networks, the U logo, UBNT, airMAX, airFiber, mFi, EdgeMAX, UniFi, AmpliFi and UFiber are registered trademarks or trademarks of Ubiquiti Networks, Inc. in the United States and other countries. Copyright © Ubiquiti Networks, Inc. 2017 40

Appendix

UBNT Key Metrics Versus Sector1 Ticker LTM  Sales/Emp loyee  (millions) LTM Gross  Margin % Operating  Expense to  Sales Ratio  (%) LTM Op.  Margin % 3 Year Avg.  Operating  Income  Margin (%) LTM Net  Income  Margin % Next 12  Months PE  Ratio Next 12  Months  PE/Growth  Ratio  UBNT $ 1.3  45% 12% 33%  32%  30% 18 0.8  CSCO $ 0.7  63  38 25  24  22 14  2.1 ANET $ 0.8  64  42 27 20  18 37  1.5 JNPR $ 0.5  62  44  18 9 12 12  1.6  MSI $ 0.4  47 30  19  6 12 17 3.7  BRCD $ 0.4  63  52  3 17 11 14 N/A  NTGR $ 1.4  29  22 7  6  6 18 N/A  HPE $ 0.3  31  21  4  5 5 12 N/A  FTNT $ 0.3  74  70  8 4 3 35 1.9  AVO $ 0.3  51  46  7 10  3 17 0.4  ARRS $ 1.0  24  23  3 4  2 10 N/A  CAMP $ 0.4  42  41 0  7 1 17 1.0  INFN $ 0.4  39  48 (19) 3  (2) N/A N/A  ATEN $ 0.3  77  84 (6) (15) (9) 105 3.8  PANW $ 0.4  73  83 (10) (12) (11) 45 1.2  Average $ 0.6 52%  44% 8% 8%  7% 26 1.8  421. The LTM, 3 yr and next 12 month data was sourced from Bloomberg on  November 7, 2017.  Sector companies include: Arista, Arris,  A10, Avigilon, Brocade, CalAmp, Cisco, Fortinet, HPE, Infinera, Juniper, Netgear , Motorola Solutions & Palo Alto Networks Copyright © Ubiquiti Networks, Inc. 2017